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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 2, 2002 (March 30, 2002)

                                TEAM HEALTH, INC.
             (Exact name of registrant as specified in its charter)

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
         TENNESSEE                      333-80337                62-1562558
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)
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                   1900 WINSTON ROAD, KNOXVILLE, TN       37919
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (865) 693-1000
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ITEM 5. OTHER EVENTS

         On March 30, 2002, Team Health filed a press release to announce the signing of a definitive agreement to acquire Spectrum Healthcare Resources. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

99.1 Copy of press release, dated March 30, 2002, announcing the signing of a definitive agreement to acquire Spectrum Healthcare Resources.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TEAM HEALTH, INC.
                                            (Registrant)

                                            /s/ David P. Jones
                                            ------------------------------------
                                            David P. Jones
                                            Vice President and Treasurer

Date:  April 2,2002